EXHIBIT 10.15.1a

[Date]

[Recipient Name & Address]

Dear                     ,

I am pleased to inform you that you have been granted an Incentive Stock Option to purchase                      shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”), as outlined below.

SUMMARY OF AWARD

Granted To:	________________

SSN

Grant Date:	________________

Stock Option Award:	______________

Option Price Per Share:	$ Total Cost to Exercise: $

Expiration Date:	______________

Vesting Schedule:	on or % of the shares

on or % of the shares

on or % of the shares

LEE ENTERPRISES, INCORPORATED

By

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Stock Option Award as of the Grant Date above, which has been issued to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://                                                         . I agree to all of the terms and conditions of this letter agreement and the Plan.

If an “I Agree” box does not appear at the top of this signature, your consent may be acknowledged by printing out this form, signing, dating

and faxing it to                          at (        )                         .

Signature:	Date:
[Name]

Note:	If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify at ( ) .

SUMMARY OF ADDITIONAL TERMS OF AWARD

1.    Incentive Stock Option Award.

(a)  To the extent that this option is not exercised by you when it becomes initially exercisable, it will not expire but will be carried forward and will be exercisable at any time thereafter. However, this option will not be exercisable after the expiration of ten (10) years from the Grant Date and then this letter will automatically terminate. Also, this option is subject to and must comply with such limitations as may be prescribed by Section 422(d) of the Internal Revenue Code of 1986, as from time to time amended, and any implementing regulations.

(b)  This option may be exercised in whole or from time to time in part, provided that no partial exercise may be for less than ten (10) full shares of the Company’s Common Stock or its equivalent. You must give written notice of election to exercise this option in whole or in part to the Company. When you have exercised this option in full before ten (10) years from the Grant Date, then this letter agreement will automatically terminate. If the option is being exercised by any person other than you, the notice must be accompanied by proof, satisfactory to the Company, of the right of such person to exercise the option. Such notice must state the number of shares with respect to which the option is being exercised and must be accompanied with a check or draft payable to the Company for the amount of the purchase price. Upon receipt of the purchase price, the Company will instruct its transfer agent to countersign and deliver to you, or such other person exercising the option, a certificate for the number of shares purchased.

(c)  This option may not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime this option may be exercised only by you. Upon your death any rights to the extent exercisable on the date of death may be exercised by your estate or by a person who acquires the right to exercise this option by bequest or inheritance or by reason of your death, provided that such exercise occurs within the remaining effective term of the option.

(d)  On termination of your employment by reason of retirement under a retirement plan of the Company or any of its subsidiaries, you may at any time within a period of three (3) months after such termination exercise this option to the extent it was exercisable by you on the date of termination. As used in this option, “employment” means employment by the Company or any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code, as from time to time amended, and any implementing regulations.

(e)  On termination of your employment by reason of permanent and total disability, as defined in Section 22(e)(3) of the Internal Revenue Code, as from time to time amended, and any implementing regulations, you may at any time within a period of twelve (12) months after such termination exercise this option to the extent it was exercisable by you on the date of termination.

(f)  On termination of your employment for any reason other than death, permanent and total disability or retirement, all rights to purchase shares under this option will automatically terminate on the thirtieth (30th) day after such cessation of employment.

(g)  This option award includes the right to acquire an Accelerated Ownership Non-Qualified Stock Option (“AO”). If you pay all or part of the purchase price of the option with shares of the Company’s Common Stock held by you for at least one (1) year, then upon exercise of the option you will be granted the additional option to purchase, at the price per share equal to the Fair Market Value at the date of that later grant, the number of shares of the Company’s Common Stock equal to the number of whole shares of the Company’s Common Stock used by you in payment of the purchase price and the number of whole shares of the Company’s Common Stock, if any, withheld by the Company as payment for applicable withholding taxes. An AO may be exercised no earlier than one (1) year after its grant and no later than the date of expiration of this letter agreement.

(h)  This option is subject to the requirement that, at any time the Board of Directors determines, in its discretion, that the listing, registration or qualification of the shares subject to this option on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares under this letter agreement, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

(i)  If you are granted a leave of absence, the Company’s Executive Compensation Committee (the “Committee”) may agree to continue this option while you remain an employee of the Company or a subsidiary of the Company as it may deem equitable, except that in no event will the option be exercised after the expiration of ten (10) years from the Grant Date. Any provision for continuation of the exercise of an AO may not extend beyond the date of expiration of this letter agreement.

(j)  The Plan is incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan will control if there is any conflict between the Plan and this letter agreement. Also, the Plan will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan.

(k)  Any dispute or disagreement which will arise under, as a result of, or in any way relate to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

2.    Change in Present Stock.  If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

3.    Change in Control.  In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan, is determined to have occurred, any stock options which are not then exerciseable and vested will become fully exerciseable and vested to the full extent of the original grant.

4.    Effect Upon Employment.  Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

5.    Notices.  Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

6.    Governing Law.  This letter agreement is governed by the laws of the State of Delaware.

7.    Successors in Interest.  This letter agreement will inure to the benefit of and be binding on each successor and assign of the Company and your heirs, legatees and legal representatives.

[Date]

[Recipient Name & Address]

Dear                     ,

I am pleased to inform you that you have been granted a Non-Qualified Stock Option to purchase                      shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”), as outlined below.

SUMMARY OF AWARD

Granted To:	________________

SSN

Grant Date:	________________

Stock Option Award:	___________

Option Price Per Share:	$ Total Cost to Exercise: $

Expiration Date:	___________

Vesting Schedule:	on or % of the shares

on or % of the shares

on or % of the shares

LEE ENTERPRISES, INCORPORATED

By

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Stock Option Award as of the Grant Date above, which has been issued to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://                                                                 . I agree to all of the terms and conditions of this letter agreement and the Plan.

If an “I Agree” box does not appear at the top of this signature, your consent may be acknowledged by printing out this form, signing, dating

and faxing it to                              at (      )                     .

Signature:	Date:
[Name]

Note:	If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify at ( ) .

SUMMARY OF ADDITIONAL TERMS OF AWARD

1.     Non-Qualified Stock Option Award.

(a)  To the extent that this option is not exercised by you when it becomes initially exercisable, it will not expire but will be carried forward and will be exercisable at any time thereafter. However, this option will not be exercisable after the expiration of ten (10) years from the Grant Date and then this letter will automatically terminate. Also, this option is subject to and must comply with such limitations as may be prescribed by Section 422(d) of the Internal Revenue Code of 1986, as from time to time amended, and any implementing regulations.

(b)  This option may be exercised in whole or from time to time in part, provided that no partial exercise may be for less than ten (10) full shares of the Company’s Common Stock or its equivalent. You must give written notice of election to exercise this option in whole or in part to the Company. When you have exercised this option in full before ten (10) years from the Grant Date, then this letter agreement will automatically terminate. If the option is being exercised by any person other than you, the notice must be accompanied by proof, satisfactory to the Company, of the right of such person to exercise the option. Such notice must state the number of shares with respect to which the option is being exercised and must be accompanied with a check or draft payable to the Company for the amount of the purchase price. Upon receipt of the purchase price, the Company will instruct its transfer agent to countersign and deliver to you, or such other person exercising the option, a certificate for the number of shares purchased.

(c)  This option may not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime this option may be exercised only by you. Upon your death any rights to the extent exercisable on the date of death may be exercised by your estate or by a person who acquires the right to exercise this option by bequest or inheritance or by reason of your death, provided that such exercise occurs within the remaining effective term of the option.

(d)  On termination of your employment by reason of retirement under a retirement plan of the Company or any of its subsidiaries, you may at any time within a period of three (3) months after such termination exercise this option to the extent it was exercisable by you on the date of termination. As used in this option, “employment” means employment by the Company or any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code, as from time to time amended, and any implementing regulations.

(e)  On termination of your employment by reason of permanent and total disability, as defined in Section 22(e)(3) of the Internal Revenue Code, as from time to time amended, and any implementing regulations, you may at any time within a period of twelve (12) months after such termination exercise this option to the extent it was exercisable by you on the date of termination.

(f)  On termination of your employment for any reason other than death, permanent and total disability or retirement, all rights to purchase shares under this option will automatically terminate on the thirtieth (30th) day after such cessation of employment.

(g)  This option award includes the right to acquire an Accelerated Ownership Non-Qualified Stock Option (“AO”). If you pay all or part of the purchase price of the option with shares of the Company’s Common Stock held by you for at least one (1) year, then upon exercise of the option you will be granted the additional option to purchase, at the price per share equal to the Fair Market Value at the date of that later grant, the number of shares of the Company’s Common Stock equal to the number of whole shares of the Company’s Common Stock used by you in payment of the purchase price and the number of whole shares of the Company’s Common Stock, if any, withheld by the Company as payment for applicable withholding taxes. An AO may be exercised no earlier than one (1) year after its grant and no later than the date of expiration of this letter agreement.

(h)  This option is subject to the requirement that, at any time the Board of Directors determines, in its discretion, that the listing, registration or qualification of the shares subject to this option on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares under this letter agreement, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

(i)  If you are granted a leave of absence, the Company’s Executive Compensation Committee (the “Committee”) may agree to continue this option while you remain an employee of the Company or a subsidiary of the Company as it may deem equitable, except that in no event will the option be exercised after the expiration of ten (10) years from the Grant Date. Any provision for continuation of the exercise of an AO may not extend beyond the date of expiration of this letter agreement.

(j)  The Plan is incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan will control if there is any conflict between the Plan and this letter agreement. Also, the Plan will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan.

(k)  Any dispute or disagreement which will arise under, as a result of, or in any way relate to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

2.    Change in Present Stock.  If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

3.    Change in Control.  In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan, is determined to have occurred, any stock options which are not then exerciseable and vested will become fully exerciseable and vested to the full extent of the original grant.

4.    Effect Upon Employment.  Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

5.    Notices.  Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

6.    Governing Law.  This letter agreement is governed by the laws of the State of Delaware.

7.    Successors in Interest.  This letter agreement will inure to the benefit of and be binding on each successor and assign of the Company and your heirs, legatees and legal representatives.

[Date]

[Recipient Name & Address]

Dear                     ,

I am pleased to inform you that you have been granted an Accelerated Ownership Non-Qualified Stock Option Award of                      shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the 1990 Long-Term Incentive Plan of the Company (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”), as outlined below.

SUMMARY OF AWARD

Granted To:	_________________

SSN

Grant Date:	_________________

Non Qualified Stock Option Award:	____________

Option Price Per Share:	$ Total Cost to Exercise: $

Expiration Date:	____________

Vesting Schedule:	Full Vesting 1 year after Grant Date

LEE ENTERPRISES, INCORPORATED

By

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Stock Option Award as of the Grant Date above, which has been issued to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://                                                                 . I agree to all of the terms and conditions of this letter agreement and the Plan.

If an “I Agree” box does not appear at the top of this signature, your consent may be acknowledged by printing out this form, signing, dating and

faxing it to                                  at (      )                                 .

Signature:	Date:
[Name]

Note:	If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify at ( ) .

SUMMARY OF ADDITIONAL TERMS OF AWARD

1.    Accelerated Ownership Non-Qualified Stock Option Award.

(a)  This option may be exercised no earlier than one (1) year after the above Grant Date. To the extent that this option is not exercised by you when it becomes initially exercisable, it will not expire but will be carried forward and will be exercisable at any time thereafter. However, this option will not be exercisable after the expiration of ten (10) years from the Grant Date of the Incentive Stock Option Award or Non-Qualified Stock Option Award whose exercise gave rise to this grant (the “Original Stock Option Award”). At such time this letter agreement will automatically terminate. Also, this option is subject to and must comply with such limitations as may be prescribed by Section 422(d) of the Internal Revenue Code of 1986, as from time to time amended, and any implementing regulations.

(b)  This option may be exercised in whole or from time to time in part, provided that no partial exercise may be for less than ten (10) full shares of the Company’s Common Stock or its equivalent. You must give written notice of election to exercise this option in whole or in part to the Company. When you have exercised this option in full before ten (10) years from the Grant Date of the Original Stock Option Award, then this letter agreement will automatically terminate. If the option is being exercised by any person other than you, the notice must be accompanied by proof, satisfactory to the Company, of the right of such person to exercise the option. Such notice must state the number of shares with respect to which the option is being exercised and must be accompanied with a check or draft payable to the Company for the amount of the purchase price. Upon receipt of the purchase price, the Company will instruct its transfer agent to countersign and deliver to you, or such other person exercising the option, a certificate for the number of shares purchased.

(c)  This option may not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime this option may be exercised only by you. Upon your death any rights to the extent exercisable on the date of death may be exercised by your estate or by a person who acquires the right to exercise this option by bequest or inheritance or by reason of your death, provided that such exercise occurs within the remaining effective term of the option.

(d)  On termination of your employment by reason of retirement under a retirement plan of the Company or any of its subsidiaries, you may at any time within a period of three (3) months after such termination exercise this option to the extent it was exercisable by you on the date of termination. As used in this option, “employment” means employment by the Company or any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code, as from time to time amended, and any implementing regulations.

(e)  On termination of your employment by reason of permanent and total disability, as defined in Section 22(e)(3) of the Internal Revenue Code, as from time to time amended, and any implementing regulations, you may at any time within a period of twelve (12) months after such termination exercise this option to the extent it was exercisable by you on the date of termination.

(f)  On termination of your employment for any reason other than death, permanent and total disability or retirement, all rights to purchase shares under this option will automatically terminate on the thirtieth (30th) day after such cessation of employment.

(g)  This option is subject to the requirement that, at any time the Board of Directors determines, in its discretion, that the listing, registration or qualification of the shares subject to this option on any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares under this letter agreement, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

(h)  If you are granted a leave of absence, the Company’s Executive Compensation Committee (the “Committee”) may agree to continue this option while you remain an employee of the Company or a subsidiary of the Company as it may deem equitable, except that in no event will the option be exercised after the expiration of ten (10) years from the Grant Date of the Original Stock Option Award. Any provision for continuation of the exercise of this option may not extend beyond the date of expiration of the original letter agreement covering the Original Stock Option Award.

(i)  The Plan is incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan will control if there is any conflict between the Plan and this letter agreement. Also, the Plan will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan.

(j)  Any dispute or disagreement which will arise under, as a result of, or in any way relate to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

2.    Change in Present Stock.  If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

3.    Change in Control.  In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan, is determined to have occurred, any stock options which are not then exerciseable and vested will become fully exerciseable and vested to the full extent of the original grant.

4.    Effect Upon Employment.  Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

5.    Notices.  Each notice relating to this letter agreement will be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

6.    Governing Law.  This letter agreement is governed by the laws of the State of Delaware.

7.    Successors in Interest.  This letter agreement will inure to the benefit of and be binding on each successor and assign of the Company and your heirs, legatees and legal representatives.

[Date]

[Recipient Name & Address]

Dear                     ,

I am pleased to inform you that you have been granted a Restricted Stock Award of                      shares of Lee Enterprises, Incorporated Common Stock, $2.00 par value. You are receiving this award under the Company’s 1990 Long Term Incentive Plan (amended, restated and extended effective October 1, 1999), as presently written or later amended (the “Plan”) as outlined below.

SUMMARY OF AWARD

Granted To:	________________

SSN

Grant Date:	________________

Restricted Stock Award:	____________

Restricted Stock Price Per Share:	$

Vesting Schedule:	Restricted Stock does not vest until

LEE ENTERPRISES, INCORPORATED

By

By clicking on the “I agree” box at the top of this electronic mail message, I acknowledge receipt of this Restricted Stock Award as of the Grant Date above, which has been issued to me under the terms and conditions of the Plan and as stated in this letter agreement. I further acknowledge I can obtain the Prospectus, including the Plan at http://                                                         . I agree to all of the terms and conditions of this letter agreement and the Plan.

If an “I Agree” box does not appear at the top of this signature, your consent may be acknowledged by printing out this form, signing, dating

and faxing it to                                  at (        )                                 .

Signature:	Date:
Name

Note:	If there are any discrepancies in the name or address shown above, or if you are unable to access the Prospectus, please notify at ( )

SUMMARY OF ADDITIONAL TERMS OF AWARD

1.    Restricted Stock Award.

(a)  You own the Restricted Stock as of the date of this letter agreement, subject to the provisions for your forfeiture described in subparagraph (b) below.

(b)  Upon termination of your employment for any reason other than death, permanent and total disability or normal retirement (as defined in the Plan) before                          all of your rights to the Restricted Stock will be forfeited to the Company, unless otherwise determined by the Company’s Executive Compensation Committee (the “Committee”). The determination as to waiver of the forfeiture of all or any part of the Restricted Stock Award will be made at the sole, complete and absolute discretion of the Committee. Its determination will be final and binding on you and the Company. No action by the Committee will constitute a waiver of the Committee’s discretion to act at any time under the terms of this letter agreement regarding the matters reserved to its discretion, unless such waiver is unequivocally expressed in writing by the Committee addressed to you and the Company.

(c)  This letter agreement will not be transferable and may not be encumbered or disposed of in whole or in part during your lifetime. During your lifetime and the term of this letter agreement, your rights under this letter agreement may be exercised solely by you. Upon your death any rights, to the extent exercisable or vested on the date of your death, may be exercised by your estate or by a person who acquires the right to ownership of your Restricted Stock by bequest, inheritance or otherwise by reason of your death. Evidence satisfactory to the Committee of your death and the proper legal standing of your successor in interest must be provided.

(d)  During the term of this letter agreement, you will be entitled to all distributions related to the Restricted Stock. However, any distributions related to the Restricted Stock represented by additional shares of the Company, whether by reason of stock dividend, split-up or other recapitalization of the Company, will be retained and held by the Company for the term of this letter agreement as provided in this letter agreement.

(e)  During the term of this letter agreement, the certificates evidencing ownership of the Restricted Stock will be retained by the Company, as security for your performance of all obligations under this letter agreement. By execution of this letter agreement, you are appointing the Company’s chief financial officer as your duly authorized agent and attorney-in-fact for and on your behalf and subject to the terms of this letter agreement to hold and retain your Restricted Stock certificates related to the Restricted Stock granted by this letter agreement or later distributed by the Company during the term of this letter agreement related to the original Restricted Stock. Further, you appoint him or her to execute and deliver to the Company any and all such share certificates you forfeit under the terms of this letter agreement or as otherwise required by the Plan.

(f)  Unless forfeited as described in subparagraph (b) above, your Restricted Stock certificates evidencing ownership of the Restricted Stock will be delivered to you unconditionally and without requirement for payment by you, on                     . This letter agreement will terminate upon distribution of the Restricted Stock.

(g)  This grant is subject to the requirement that, if at any time the Company’s Board of Directors determines, in its discretion, that the listing, registration or qualification of the Restricted Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this Restricted Stock Award or the issuance or acquisition of your Restricted Stock, the grant will not be effective in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company’s Board of Directors.

(h)  The Plan is incorporated in this letter agreement by reference and is made a part of this letter agreement as if fully set forth in this letter agreement. The Plan will control if there is any conflict between the Plan and this letter agreement. Also, the Plan will control on such matters as are not contained in this letter agreement. Defined terms which are not given specific meaning in this letter agreement will have the meanings used in the Plan.

(i)  Any dispute or disagreement which arises under, as a result of, or in any way related to the interpretation or construction of this letter agreement will be determined by the Committee. Any such determination made under this letter agreement will be final, binding and conclusive for all purposes.

2.    Change in Present Stock.  If any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends occurs, the Committee will make such substitution or adjustment, if any, as it deems to be equitable (a) to accomplish fairly the purposes of the Plan, and (b) to preserve the intended benefits of the Plan to the Participants and the Company, as to the number or kind of shares of the Company’s Common Stock or other securities issued or reserved for issuance under the Plan.

3.    Change in Control.  In spite of any other provision of the Plan to the contrary, if a Change of Control, as defined in the Plan, is determined to have occurred, the restrictions and deferral limitations applicable to the Restricted Stock will lapse. The Restricted Stock will then become free of all restrictions and will be fully vested and transferable to the full extent of the original grant.

4.    Effect Upon Employment.  Nothing contained in this letter agreement will restrict the right of the Company to terminate your employment at any time with or without cause.

5.    Notices.  Each notice relating to this letter agreement must be in writing and delivered in person or by registered or certified mail, and if given to the Company, at its office, 201 N. Harrison Street, Suite 600, Davenport, Iowa 52801, attention of the Vice President-Human Resources. Notices given to you or other person or persons then entitled to exercise this award will be given at your last address given to the Company. Either party may change the address to which such notices are to be given by notice in writing to the other in accordance with the terms of this letter agreement.

6.    Governing Law.  This letter agreement is governed by the laws of the State of Delaware.

7.    Successors in Interest.  This letter agreement will inure to the benefit of and be binding upon each successor and assign of the Company and your heirs, legatees and legal representatives.